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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of State Bancorp, Inc. on Form S-3 of our report dated January 26, 1996, incorporated by reference in the Annual Report on Form 10-K of State Bancorp, Inc. for the year ended December 31,1995 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



Deloitte & Touche LLP
April 9, 1996